================================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934

                     Date of Report:  September 15, 1995




                       UNIVERSAL HEALTH SERVICES, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



      Delaware                     0-10454                    23-2077891
    -----------              -----------------              --------------
    (State of               (Commission File No.)           (IRS Employer
    Incorporation)                                        Identification No.)


        367 South Gulph Road, King of Prussia, Pennsylvania  19406
        -----------------------------------------------------------
       (Address of principal executive offices             Zip Code)



       Registrant's telephone number, including area code:  610-768-3300





================================================================================
                           Page One of Thirteen Pages

Item 2.   Acquisition of Assets

(a) On August 31, 1995, the Company acquired substantially all of the assets and operations of Manatee Memorial Hospital ("Manatee"), a 512-bed acute care hospital located in Brandenton, Florida from Baptist Hospitals and Health Systems, Inc. and affiliates ("BHHS") for approximately $139 million in cash. The sources of the cash payment were proceeds from the Company's recent sale of $135 million principal amount of 8 3/4% Senior Notes due 2005 and borrowings under the Company's revolving credit facility with Morgan Guaranty Trust Company of New York, as agent. The assets acquired include the real and personal property, working capital and intangible assets of Manatee.

(b) The assets acquired consisted substantially of all the assets owned by BHHS and used to operate Manatee. The Company intends to continue to operate Manatee.



                           Page Two of Thirteen Pages

Item 7.   Financial Statements and Exhibits

(a) The audited financial statements of Manatee Hospitals and Health Systems, Inc. ("Manatee") as of and for the years ended August 31, 1994 and 1993 are incorporated by reference to pages F-31 to F-45 of the Company's Registration Statement on Form S-3, File No. 33-60287, declared effective on July 18, 1995. The consent of Ernst & Young LLP to use their Report of Independent Certified Public Accountants on the financial statements of Manatee will be filed by amendment to this Form 8-K as soon as practicable.

    The unaudited interim combined financial statements of Manatee included herein include all adjustments, consisting only of normal recurring accruals, which the Company considers necessary for a fair presentation of the financial position of Manatee as of June 30, 1995 and the results of operations for the ten month periods ended June 30, 1994 and 1995, as presented in the accompanying unaudited interim combined financial statements.

(b) BASIS OF PRESENTATION OF FINANCIAL STATEMENTS:

    The accompanying pro forma financial statements of the Company reflect the Company's recent acquisition of Manatee Memorial Hospital as described in
    Item 2 hereof. In addition, such financial statements also reflect (i) the Company's recent sale of $135 million principal amount of 8 3/4% senior notes due 2005, which closed on August 4, 1995 and (ii) the acquisition of Aiken Regional Medical Centers ("Aiken"), a 225-bed medical complex located in Aiken, South Carolina. Aiken was acquired by the Company on July 7, 1995 from a subsidiary of Columbia/HCA Healthcare Corporation ("Columbia") in exchange for approximately $44 million in cash and the operations and fixed assets of Westlake Medical Center ("Westlake") and Dallas Family Hospital. Coincident with the Aiken transaction, the Company acquired the property of Westlake, which it leased from Universal Health Realty Income Trust ("UHT"), in exchange for other property consisting of additional real estate assets owned by the Company but related to three acute care facilities owned by UHT and operated by the Company, which were transferred to and leased back from UHT. These additional real estate assets represent major additions and expansions made to the facilities since the purchase of the properties from the Company in 1986. The Westlake property was then transferred to Columbia. In addition to the Westlake property, the real and personal property of Dallas Family Hospital, and certain working capital accounts of both facilities, excluding accounts receivable, were acquired by Columbia.





                          Page Three of Thirteen Pages

    The Pro Forma Consolidated Statements of Income were prepared as if the transactions occurred as of the beginning of the period presented. The Pro Forma Condensed Consolidated Balance Sheet was prepared as if the transactions occurred on June 30, 1995. These pro forma financial statements should be read in connection with the historical financial statements and notes thereto incorporated by reference in this Form 8-K.

    The pro forma financial information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the transactions had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

1. The Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1995 for Universal Health Services, Inc. and Subsidiaries is included herein.

2. The Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1994 for Universal Health Services, Inc. and Subsidiaries is incorporated by reference to page S-4 of the Company's Registration Statement on Form S-3, File No. 33- 60287, declared effective on July 18, 1995.

3. The Pro Forma Condensed Consolidated Income Statement for the Six Months Ended June 30, 1995 for Universal Health Services, Inc. and Subsidiaries is included herein.


                          Page Four of Thirteen Pages

                   MANATEE HOSPITALS AND HEALTH SYSTEMS, INC.
                             COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1995
                                  (unaudited)
                             (amounts in thousands)


Current assets:
   Cash and cash equivalents                                         $2,492
   Short term investments                                            11,819
   Accounts receivable                                               19,731
   Inventories                                                        2,556
   Prepaid expenses and other assets                                    320
   Current portion of assets whose use is limited                     3,835
                                                                   ---------
                      Total current assets                           40,753
                                                                   ---------

Assets whose use is limited, less current portion                    11,495

Property, plant and equipment:
   Land and land improvements                                         4,604
   Leasehold improvements                                               107
   Buildings                                                         57,148
   Equipment                                                         29,719
   Less allowances for depreciation                                 (36,783)
                                                                   ---------
                                                                     54,795
   Construction in progress                                             876
                                                                   ---------
                                                                     55,671

Due from affiliated organizations                                    25,975

Other assets:
   Debt issue costs                                                   2,249
   Acquisition costs                                                  1,252
   Other                                                                853
                                                                   ---------
                                                                      4,354
                                                                   ---------
                          TOTAL ASSETS                             $138,248
                                                                   =========

Current liabilities:
   Accounts payable and accrued expenses                             $4,206
   Accrued employee compensation and related liabilities              6,466
   Accrued interest payable                                           4,080
   Estimated third party settlements                                  2,726
   Other current liabilities                                          2,383
   Current portion of long term debt                                  1,727
                                                                   ---------
                   Total current liabilities                         21,588
                                                                   ---------

   Other liabilities                                                    459
   Long term debt, less current portion and escrowed funds           80,990
   Fund balance                                                      35,211
                                                                   ---------
               TOTAL LIABILITIES AND FUND BALANCE                  $138,248
                                                                   =========

                         Page Five of Thirteen Pages

                   MANATEE HOSPITALS AND HEALTH SYSTEMS, INC.
                  COMBINED STATEMENTS OF REVENUES AND EXPENSES
                 FOR THE TEN MONTHS ENDED JUNE 30, 1995 & 1994
                                  (unaudited)
                             (amounts in thousands)

                                                                    Ten months ended
                                                                         June 30,
                                                              -----------------------------
                                                                  1995              1994
                                                                  ----              ----
Net patient service revenue                                     $102,453           $97,007
Other revenue                                                      2,492             1,952
                                                              -----------        ----------
                      TOTAL REVENUE                              104,945            98,959

EXPENSES:
  Salaries and wages                                              33,219            32,324
  Employee benefits                                                9,159             8,682
  Supplies and other                                              35,389            33,410
  Provision for doubtful accounts                                  7,464             7,474
  Depreciation and amortization                                    4,832             4,748
  Interest                                                         8,016             6,352
                                                              -----------        ----------
                      TOTAL EXPENSES                              98,079            92,990
                                                              -----------        ----------

  Income from operations before allocated costs                    6,866             5,969

Allocated costs                                                   (1,199)           (1,156)
                                                              -----------        ----------

                   Income from operations                          5,667             4,813

Nonoperating gains                                                   796               449

                                                              -----------        ----------
                EXCESS REVENUE OVER EXPENSES                      $6,463            $5,262
                                                              ===========        ==========


                         Page Six of Thirteen Pages

                   MANATEE HOSPITALS AND HEALTH SYSTEMS, INC.
                       COMBINED STATEMENTS OF CASH FLOWS
                 FOR THE TEN MONTHS ENDED JUNE 30, 1995 & 1994
                                  (unaudited)
                             (amounts in thousands)

                                                                                              Ten months ended
                                                                                                   June 30,
                                                                                         ----------------------------
                                                                                         1995                    1994
                                                                                         ----                    ----
OPERATING ACTIVITIES AND NONOPERATING GAINS

Excess of revenue over expenses                                                         $6,463                  $5,262

Adjustments to reconcile excess of revenue over expenses to net cash provided by operating activities and nonoperating gains:

  Depreciation and amortization                                                          4,832                   4,748

  Change in current assets and current liabilities, exclusive of cash and cash
    equivalents and current portions of noncurrent assets and liabilities               (2,007)                  3,669

  Increase (decrease) in other liabilities                                                (227)                    142

                                                                                      ---------               ---------
      Net cash provided by operating activities and nonoperating gains                   9,061                  13,821
                                                                                      ---------               ---------

INVESTING ACTIVITIES

Purchases of property, plant and equipment                                              (2,646)                 (4,899)
Increase in short term investments                                                      (1,514)                 (4,717)
Decrease in assets whose use is limited                                                  1,082                   2,888
Decrease in other assets                                                                    45                      79
Restricted expenditures                                                                     (3)                   (103)

                                                                                      ---------               ---------
                   Net cash used in investing activities                                (3,036)                 (6,752)
                                                                                      ---------               ---------

FINANCING ACTIVITIES

Transfer to Foundation                                                                    (200)                    ---
Payments to affiliated organizations                                                    (9,049)                 (4,829)
Repayment of long-term debt                                                             (1,187)                 (2,976)

                                                                                      ---------               ---------
                   Net cash used in financing activities                               (10,436)                 (7,805)
                                                                                      ---------               ---------

Decrease in cash and cash equivalents                                                   (4,411)                   (736)
Cash and cash equivalents at beginning of period                                         6,903                   4,989
                                                                                      ---------               ---------
                 CASH AND CASH EQUIVALENTS AT END OF PERIOD                             $2,492                  $4,253
                                                                                      =========               =========

                        Page Seven of Thirteen Pages

                UNIVERSAL HEALTH SERVICES, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1995
                                  (Unaudited)
                                 (In Thousands)

                                                                 ACQUISITIONS
                                                THE COMPANY          AND               PRO FORMA       THE COMPANY
                                                 HISTORICAL     DIVESTITURES (A)      ADJUSTMENTS       PRO FORMA
                                                ------------    ----------------      -----------      -----------
ASSETS
Current Assets:
 Cash and cash equivalents                          $3,809               ---               ---           $3,809
 Accounts receivable, net                           71,233            19,650               ---           90,883
 Other current assets                               19,992             4,345               ---           24,337
 Deferred income taxes                              14,428               ---               ---           14,428
                                                -----------      ------------       -----------      -----------
   TOTAL CURRENT ASSETS                            109,462            23,995               ---          133,457
                                                -----------      ------------       -----------      -----------

Property and equipment, net                        347,555            56,852             4,516  B.      408,923

Other Assets:
 Excess of cost over fair value of
   assets acquired                                  37,170               ---           104,223  C.      141,393
 Deferred income taxes                              12,687               ---               ---           12,687
 Deferred charges and other                         32,752             1,014             8,478  D.       42,244

                                                -----------      ------------       -----------      -----------
   TOTAL ASSETS                                   $539,626           $81,861          $117,217         $738,704
                                                ===========      ============       ===========      ===========


LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Current maturities of debt                         $7,568             ($190)              ---           $7,378
 Accounts payable and accrued expenses             104,402             9,649               ---          114,051
 Federal and state taxes                             2,770               ---             3,000  E.        5,770
                                                -----------      ------------       -----------      -----------
   TOTAL CURRENT LIABILITIES                       114,740             9,459             3,000          127,199
                                                -----------      ------------       -----------      -----------

 Other non-current liabilities                      75,428               459            (3,000) E.       72,887
 Long-term debt, net of current maturities          66,820            (1,968)          191,128  F.      255,980
 Common stockholders' equity                       282,638            73,911           (73,911)         282,638


   TOTAL LIABILITIES AND                        -----------      ------------       -----------      -----------
     STOCKHOLDERS' EQUITY                         $539,626           $81,861          $117,217         $738,704
                                                ===========      ============       ===========      ===========





                            Page Eight of Thirteen Pages

                UNIVERSAL HEALTH SERVICES, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                  (Unaudited)
                     (In Thousands, except Per Share Data)

                                                               ACQUISITIONS
                                             THE COMPANY            AND            PRO FORMA       THE COMPANY
                                              HISTORICAL      DIVESTITURES (a)    ADJUSTMENTS       PRO FORMA
                                            ------------     ----------------    ------------     --------------
Net revenues                                   $434,880              $83,712           ($750) b.       $515,880
                                                                                        (862) c.
                                                                                      (1,100) d.
Operating Charges:
 Operating expenses                             168,561               37,287          (1,100) d.        203,206
                                                                                         500  e.
                                                                                      (2,042) f.
 Salaries and wages                             155,638               21,256             ---            176,894
 Provision for doubtful accounts                 33,242                8,525             ---             41,767
 Depreciation and amortization                   23,058                2,956           3,249  g.         29,263
 Lease and rental expense                        17,548                 (718)          1,193  h.         18,023
 Interest expense, net                            3,041                5,467           2,706  i.         11,214
                                            ------------     ----------------    ------------     --------------
Total expenses                                  401,088               74,773           4,506            480,367
                                            ------------     ----------------    ------------     --------------
Income before income taxes                       33,792                8,939          (7,218)            35,513
Provision for income taxes                       12,396                2,172          (1,513) j.         13,055
                                            ------------     ----------------    ------------     --------------
Net income                                      $21,396               $6,767         ($5,705)           $22,458
                                            ============     ================    ============     ==============


Earnings per common and common
   equivalent share:                              $1.53                                                  $1.61
                                            ============                                          ==============


Weighted average number of
   common shares and equivalents:            13,977,000                                             13,977,000
                                            ============                                          ==============

                         Page Nine of Thirteen Pages

                UNIVERSAL HEALTH SERVICES, INC. AND SUBSIDIARIES

           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET:

  (A) To reflect the historical cost basis of the assets acquired and the liabilities assumed in the Aiken and Manatee transactions, net of assets and liabilities divested as part of the Aiken transaction.

                                     THE MANATEE TRANSACTION               THE AIKEN TRANSACTION
                                    ---------------------------  ----------------------------------------------
                                                   ASSETS AND                     ASSETS AND     UHS ASSETS/         NET
                                       MANATEE    LIABILITIES       AIKEN        LIABILITIES     LIABILITIES     ACQUISITIONS/
                                     HISTORICAL   NOT ACQUIRED   HISTORICAL      NOT ACQUIRED      DIVESTED      DIVESTITURES
                                    ------------  ------------   ----------      ------------    ------------   --------------
ASSETS
Current Assets:
 Cash and cash equivalents                $14,311      ($14,311)        $1,491        ($1,491)           ---            ---
 Accounts receivable, net                  19,731           ---         15,966        (15,966)           (81)        19,650
 Other current assets                       6,711        (3,835)         2,568            ---         (1,099)         4,345
 Deferred income taxes                        ---           ---            ---            ---            ---            ---
                                      ------------   ------------    ----------      ---------      ---------      ---------
   TOTAL CURRENT ASSETS                    40,753       (18,146)        20,025        (17,457)        (1,180)        23,995
                                      ------------   ------------    ----------      ---------      ---------      ---------

Property and equipment, net                55,671           ---         41,583            ---        (40,402)        56,852
Other Assets:
 Excess of cost over fair value of
   assets acquired                            ---           ---          7,888         (7,888)           ---            ---
 Deferred income taxes                        ---           ---            ---            ---            ---            ---
 Deferred charges and other                41,824       (40,971)         2,222         (2,029)           (32)         1,014

                                      ------------   ------------    ----------      ---------      ---------      ---------
   TOTAL ASSETS                          $138,248      ($59,117)       $71,718       ($27,374)      ($41,614)       $81,861
                                      ============   ============    ==========      =========      =========      =========


LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Current maturities of debt                $1,727       ($1,727)           ---            ---          ($190)         ($190)
 Accounts payable and accrued
   expeneses                               19,861        (6,556)         6,676           (908)        (9,424)         9,649
 Federal and state taxes                      ---           ---            ---            ---            ---            ---
                                      ------------   ------------    ----------      ---------      ---------      ---------
   TOTAL CURRENT LIABILITIES               21,588        (8,283)         6,676           (908)        (9,614)         9,459
                                      ------------   ------------    ----------      ---------      ---------      ---------

 Other non-current liabilities                459           ---            ---            ---            ---            459
 Long-term debt, net of current
   maturities                              80,990       (80,990)        30,503        (30,503)        (1,968)        (1,968)
 Common stockholders' equity               35,211        30,156         34,539          4,037        (30,032)        73,911
                                      ------------   ------------    ----------      ---------      ---------      ---------
   TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                $138,248      ($59,117)       $71,718       ($27,374)      ($41,614)       $81,861
                                      ============   ============    ==========      =========      =========      =========


       (B) To adjust the carrying value of property and equipment acquired to fair value.

       (C) To record the excess of cost over fair value of net tangible assets acquired.

       (D) To capitalize financing costs incurred in connection with issuance of $135 million Senior Notes.

       (E) To reclassify income taxes currently payable as a result of these transactions.

       (F) To record the net borrowings necessary to finance the Aiken and Manatee transactions and the financing costs incurred in connection with the $135 million Senior Notes.


                          Page Ten of Thirteen Pages

ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT:


(a) To reflect the historical revenues and operating expenses of the hospitals acquired and divested as part of the Manatee and Aiken transactions.

                        SIX MONTHS ENDED JUNE 30, 1995


                                                                         THE AIKEN TRANSACTION
                                                              ------------------------------------------        NET
                                                                                               DALLAS      ACQUISITIONS/
                                                 MANATEE        AIKEN          WESTLAKE        FAMILY       DIVESTITURES
                                               ----------     ---------       -----------     ----------   --------------
Net Revenues                                     $65,003       $44,233         ($15,258)        ($10,266)          $83,712

Operating Charges
 Operating expenses                               28,061        21,546           (8,094)          (4,226)           37,287
 Salaries and wages                               19,764        12,474           (6,744)          (4,238)           21,256
 Provision for doubtful accounts                   4,615         5,638             (880)            (848)            8,525
 Depreciation and amortization                     2,921         1,907           (1,108)            (764)            2,956
 Lease and rental expense                            816           576           (1,763)            (347)             (718)
 Interest expense, net                             5,375            92              ---              ---             5,467
                                               ----------     ---------       -----------     -----------       -----------
Total expenses                                    61,552        42,233          (18,589)         (10,423)           74,773
                                               ----------     ---------       -----------     -----------       -----------
Income (loss) before income taxes                  3,451         2,000           (3,331)            (157)            8,939
Provision (benefit) for income taxes                 ---           822           (1,289)             (61)            2,172
                                               ----------     ---------       -----------     -----------       -----------
Net income (loss)                                $ 3,451       $ 1,178         ($ 2,042)        ($    96)          $ 6,767
                                               ==========     =========       ===========     ===========       ===========

(b) To eliminate intercompany interest received by Manatee from an affiliate                        ($750)

(c) To eliminate interest income earned by Manatee on cash investments                               (862)

(d) To eliminate management fees charged by UHS to Manatee                                         (1,100)

(e) To adjust operating expenses at Manatee for state and local taxes other
than income taxes and other operating costs                                                           500

(f) To eliminate management fees paid to affiliates of Aiken and Manatee                           (2,042)

(g) To adjust historical depreciation and amortization expense of Manatee and
Aiken based on average depreciable lives of 20 years for buildings and
improvements, 5 years for equipment and 15 years for amortization of goodwill                       3,519

To adjust historical depreciation expense on the real property transferred to
UHT as part of the Aiken transaction                                                                 (425)

To record amortization expense on capitalized financing costs                                         155
                                                                                               -----------
Net increase in depreciation and amortization expense                                               3,249
                                                                                               ===========

(h) To record lease and rental expense relating to the assets transferred from
UHS to UHT                                                                                          1,193

(i) To eliminate the historical interest expense at Aiken and Manatee                              (5,467)

To record interest on borrowings to finance the Aiken and Manatee transactions using borrowings generated from the Company's $135 million Senior Notes, commercial paper and revolving credit facilities. The average interest rate on all funds used for the acquisitions was assumed to be 8.5% for the six months
ended June 30, 1995                                                                                 8,173

                                                                                               -----------
Net increase in interest expense                                                                    2,706
                                                                                               ===========

(j) To adjust income tax expense                                                                   (1,513)





                        Page Eleven of Thirteen Pages

(C) EXHIBITS:

     99.1 Asset purchase agreement among Baptist Hospitals and Health Systems, Inc. and Affiliated Companies and Manatee Memorial Hospital, L.P. and Universal Health Services, Inc., dated as of June 30, 1995, incorporated by reference in the Company's registration statement on Form S-3, File No. 33-60287, declared effective on July 18, 1995.



                        Page Twelve of Thirteen Pages

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               UNIVERSAL HEALTH SERVICES, INC.
                                         (Registrant)



                               By:   /s/ Kirk E. Gorman
                               ------------------------------------------
                               Senior Vice President and Chief Financial Officer

Dated:  September 15, 1995
                               (Principal Financial Officer and
                                Duly Authorized Officer)





                       Page Thirteen of Thirteen Pages